UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2022

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 4, 2022, the Board of Managers (the “Board”) of Greystone AF Manager LLC (“Greystone Manager”), which is the general partner of the general partner of America First Multifamily Investors, L.P. (the “Partnership”), approved the transfer of the listing of the Partnership’s beneficial unit certificates representing assignments of limited partnership interests in the Partnership (“BUCs”) from the Nasdaq Global Select Market (“Nasdaq”) to the New York Stock Exchange (the “NYSE”). In addition, on November 7, 2022, the Partnership announced that it intends to change its name to Greystone Housing Impact Investors LP. The Partnership anticipates the name change will become effective upon the approval of the listing of the BUCs on the NYSE. In connection with the foregoing, on November 7, 2022, the Partnership filed an application for the listing of the BUCs on the NYSE. The Partnership’s BUCs are currently listed on the Nasdaq under the trading symbol “ATAX.” The Partnership currently expects that the NYSE will act on the Partnership’s application by the beginning of December 2022. Upon the approval of its listing application, the Partnership anticipates that the BUCs will commence trading on the NYSE under the trading symbol “GHI.”

In addition, on November 7, 2022, the Partnership provided written notice to the Nasdaq that the Partnership intends to voluntarily transfer the listing of its BUCs from the Nasdaq to the NYSE. The Partnership currently expects that listing and trading of the BUCs on the Nasdaq will end at market close on December 2, 2022, and that trading will commence on the NYSE under the new name Greystone Housing Impact Investors LP and the new trading symbol “GHI” on the following business day, December 5, 2022. Until the transfer of the listing to the NYSE is complete, the BUCs will continue to be traded on the Nasdaq under the symbol “ATAX.”

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 3.01 above, on November 7, 2022, the Partnership announced that it intends to change its name to Greystone Housing Impact Investors LP, with the name change expected to become effective upon the approval of the listing of the BUCs on the NYSE. The change in the Partnership’s name has been approved by the Board of Greystone Manager and does not require the approval of the Partnership’s BUC holders. The name change will be effected through the filing of a Certificate of Amendment to the Partnership’s Certificate of Limited Partnership with the Delaware Secretary of State, which filing is expected to be made upon the approval of the listing of the BUCs on the NYSE. In connection with the name change, the Partnership’s BUCs will be assigned a new CUSIP number as well. The name change will not affect the Partnership’s outstanding BUCs or the rights of the holders thereof, and BUC holders will not be required to exchange currently outstanding BUCs certificates for new certificates.

Item 7.01 Regulation FD Disclosure.

On November 7, 2022, the Partnership issued a press release announcing the intent to transfer the listing of the BUCs to the NYSE and its intent to change the name of the Partnership, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

On November 7, 2022, the Partnership also released and posted on its website Frequently Asked Questions (“FAQs”) in connection with the name change and the listing of the BUCs on the NYSE, which are intended to be used primarily by the Partnership’s BUC holders. A copy of the FAQs are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements in this report are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership. The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to, those risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K). Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this report may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 7, 2022.
99.2	Frequently Asked Questions: Name Change to Greystone Housing Impact Investors LP dated November 7, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Date:	November 7, 2022	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer